EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to STAR AT SPRING HILL, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated April 7, 2014,  (as may have been amended or may hereafter be amended, the “Purchase Agreement”), between Villages at Spring Hill, L.P., a Tennessee limited partnership (“Seller”) and Assignor for the purchase and sale of that certain real property located in Spring Hill, Tennessee, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee.  This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

WITNESS THE EXECUTION HEREOF, as of this May 22, 2014.

ASSIGNOR

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Ana Marie del Rio
Ana Marie del Rio, Vice President

ASSIGNEE

STAR AT SPRING HILL, LLC
a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC
a Delaware limited liability company Company, its Manager

By:	/s/ Kevin J. Keating
Kevin J. Keating, Treasurer

Exhibit A

DESCRIPTION OF THE LAND

LOCATED IN THE THIRD (3RD) CIVIL DISTRICT OF MAURY COUNTY, TENNESSEE, BEING LOT NO. 57 OF SPRING HILL TOWN CENTER, AS SHOWN ON PLAT OF RECORD IN PLAT BOOK 7, PAGES 398-400, AS REVISED IN PLAT BOOK 8, PAGES 282-284, REGISTER'S OFFICE FOR MAURY COUNTY, TENNESSEE, AND BEING MORE PARTICULARLY DESCRIBED, AS FOLLOWS, TO-WIT:

BEGINNING AT A POINT ON THE SOUTHERN MARGIN OF BEECHCROFT ROAD, SAID POINT BEING N 89° 02' 36" E, 511.84 FEET FROM THE INTERSECTION OF TOWN CENTER PARKWAY AND BEECHCROFT ROAD;

THENCE, FROM POINT OF BEGINNING WITH THE SOUTHERN MARGIN OF BEECHCROFT ROAD, N 89° 02' 36" E, 100.00 FEET TO A POINT;

THENCE, LEAVING SAID ROAD WITH THE WESTERN BOUNDARY OF A PARCEL CONVEYED TO

ALEXANDER KOGEN, OF RECORD IN BOOK 391, PAGE 85, S 00° 49' 13" E, 165.43 FEET TO A POINT;

THENCE, WITH THE SOUTHERN BOUNDARY OF SAID KOGEN PROPERTY AND THE SOUTHERN

BOUNDARY OF A PARCEL CONVEYED TO RANDAL BIGGERS OF RECORD IN BOOK 747, PAGE 778, AND A PARCEL CONVEYED TO JAMES PIPKINS OF RECORD IN BOOK 377, PAGE 66, R.O.M.C., N 89° 16' 51" E, 230.32 FEET TO A POINT;

THENCE, WITH THE SOUTHERN BOUNDARY OF SAID PIPKINS PARCEL, S 88° 50' 56" E, 98.45 FEET TO A POINT;

THENCE, WITH SAID SOUTHERN BOUNDARY OF PIPKINS AND THE SOUTHERN BOUNDARY OF A

PARCEL CONVEYED TO DON GRAY OF RECORD IN BOOK 825, PAGE 22, R.O.M.C., N 89° 15' 44" E, 109.06 FEET TO A POINT;

THENCE, N 83° 08' 39" E, 50.10 FEET TO A POINT;

THENCE, WITH THE WESTERN BOUNDARY OF A PARCEL CONVEYED TO THE CITY OF SPRING HILL OF RECORD IN BOOK 743, PAGE 623, R.O.M.C., S 16° 30' 46" E, 179.85 FEET TO A POINT;

THENCE, S 74° 08' 49", E, 162.42 FEET TO A POINT, SAID POINT BEING A POINT ON THE WESTERN BOUNDARY OF A PARCEL CONVEYED TO MAURY COUNTY BOARD OF EDUCATION OF RECORD IN BOOK 745, PAGE 268, R.O.M.C.;

THENCE, WITH SAID COUNTY PROPERTY, S 14° 25' 53" E, 299.41 FEET TO A POINT;

THENCE, S 63° 03' 41" E, 313.00 FEET TO A POINT;

THENCE, N 53° 16' 44" E, 258.00 FEET TO A POINT:

THENCE, S 15° 59' 04" E, 173.51 FEET TO A POINT;

THENCE, S 03° 14' 34" W, 342.90 FEET TO A POINT, SAID POINT BEING ON THE NORTHERN

BOUNDARY OF LOT 61 OF SPRING HILL TOWN CENTER SUBDIVISION OF RECORD IN PLAT BOOK 8, PAGE 282, R.O.M.C.;

THENCE, WITH THE COMMON LINE BETWEEN SAID LOTS 61 AND 57, S 73° 44' 13" W, 110.34 FEET TO A POINT;

THENCE, N 69° 57' 21" W, 301.50 FEET TO A POINT, SAID POINT BEING A POINT ON A MANHOLE COVER;

THENCE, N 53° 30' 53" W, 90.00 FEET TO A POINT, SAID POINT BEING THE NORTHWESTERN CORNER OF LOT 60 OF SAID SPRING HILL TOWN CENTER;

THENCE, WITH THE WESTERN MARGIN OF SAID LOT 60 WITH A CURVE TO THE RIGHT 109.38 FEET TO A POINT, SAID CURVE HAVING A CENTRAL ANGLE OF 20° 39' 05", A RADIUS OF 303.46 FEET, A TANGENT OF 55.29 FEET, AND A CHORD OF S 38° 07' 52" W, 109.34 FEET;

THENCE, S 57° 08' 13" W, 22.64 FEET TO A POINT;

THENCE, WITH A CURVE TO THE LEFT 111.37 FEET TO A POINT, SAID CURVE HAVING A CENTRAL ANGLE OF 38° 00' 41", A RADIUS OF 167.87 FEET, A TANGENT OF 57.82 FEET, AND A CHORD OF S 38° 07' 52" W, 109.34 FEET;

THENCE, WITH A CURVE TO THE RIGHT 40.78 FEET TO A POINT, SAID CURVE HAVING A CENTRAL ANGLE OF 93° 27' 34", A RADIUS OF 25.00 FEET, A TANGENT OF 20.56 FEET, AND A CHORD OF S 27° 36' 15" E, 36.41 FEET, SAID POINT BEING ON THE NORTHERN MARGIN OF KEDRON ROAD;

THENCE, WITH THE NORTH MARGIN OF KEDRON ROAD, WITH A CURVE TO THE LEFT, 119.45 FEET, SAID CURVE HAVING A CENTRAL ANGLE OF 09° 55' 07", A RADIUS OF 690.00 FEET, A TANGENT OF 59.87 FEET, AND A CHORD OF N 79° 17' 35" W, 119.30 FEET;

THENCE, WITH SAID ROAD N 84° 15' 08" W, 7.19 FEET TO A POINT, SAID POINT BEING A COMMON FRONT CORNER BETWEEN LOTS 49 AND 57;

THENCE, WITH THE COMMON LINE BETWEEN SAID LOTS, WITH A CURVE TO THE LEFT, 35.25 FEET TO A POINT, SAID CURVE HAVING A CENTRAL ANGLE OF 80° 46' 32", A RADIUS OF 25.00 FEET, A TANGENT OF 21.27 FEET, AND A CHORD OF N 55° 21' 36" E, 32.40 FEET;

THENCE, CONTINUING WITH SAID COMMON LINE BETWEEN LOTS 57 AND 49 WITH A CURVE TO THE RIGHT 182.41 FEET TO A POINT, SAID CURVE HAVING A CENTRAL ANGLE OF 42° 09' 52", A RADIUS OF 247.87 FEET, A TANGENT OF 95.56 FEET, AND A CHORD OF N 36° 03' 16" E, 178.32 FEET;

THENCE, N 57° 08' 13" E, 22.64 FEET TO A POINT;

THENCE, WITH A CURVE TO THE RIGHT, 11.00 FEET TO A POINT, SAID CURVE HAVING A CENTRAL ANGLE OF 02° 49' 15", A RADIUS OF 223.45 FEET, A TANGENT OF 5.50 FEET, AND A CHORD OF N 55° 43' 35" E, 11.00 FEET;

THENCE, N 04° 23' 29" E, 32.55 FEET TO A POINT, SAID POINT BEING A COMMON CORNER BETWEEN LOTS 49 AND 57;

THENCE, WITH THE COMMON LINE BETWEEN SAID LOTS, N 53° 27' 33" W, 290.00 FEET TO A POINT;

THENCE, N 75° 04' 01" W, 170.00 FEET TO A POINT;

THENCE, S 83° 38' 45" W, 200.61 FEET TO A POINT;

THENCE, N 43° 31' 24" W, 270.00 FEET TO A POINT;

THENCE, S 89° 54' 52" W, 114.91 FEET TO A POINT, SAID POINT BEING A COMMON CORNER BETWEEN LOTS 49 AND 57 AND ALSO A POINT ON THE EASTERN MARGIN OF LOT 47;

THENCE, WITH SAID COMMON LINE N 00° 05' 08" W, 262.41 FEET TO A POINT, SAID POINT BEING ON THE SOUTHERN MARGIN OF LOT 46;

THENCE, WITH SAID LOT 46, N 89° 47' 38" E, 90.28 FEET TO A POINT, SAID POINT BEING THE

SOUTHEAST CORNER OF LOT 46;

THENCE, WITH THE EASTERN MARGIN OF LOT 46, N 00° 57' 24" W, 348.99 FEET TO THE POINT OF BEGINNING.

INCLUDED IN THE ABOVE DESCRIBED TRACT OF LAND BUT SPECIFICALLY EXCLUDED THEREFROM IS THAT CERTAIN TRACT OR PARCEL OF LAND CONVEYED TO THE TOWN OF SPRING HILL BY DEED OF RECORD IN BOOK 1463, PAGE 831, REGISTER'S OFFICE FOR MAURY COUNTY, TENNESSEE, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO-WIT:

BEING LAND IN THE THIRD CIVIL DISTRICT, SPRING HILL, MAURY COUNTY, TENNESSEE, LOCATED GENERALLY SOUTH OF BEECHCROFT ROAD, NORTH OF HIGHWAY 31 (MAIN STREET) BETWEEN MAURY HILL DRIVE AND KEDRON PARKWAY AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN FOUND AT THE NORTHEAST CORNER OF LOT 61, SPRING HILL, TOWN CENTER, AS OF RECORD IN PLAT BOOK 8, PAGE 283, R.O.M.C., SAID PIN BEING IN THE WESTERLY LINE OF THE MAURY COUNTY BOARD OF EDUCATION, AS OF RECORD IN DEED BOOK 665, PAGE 230, R.O.M.C.;

THENCE, LEAVING SAID WESTERLY LINE OF THE MAURY COUNTY BOARD OF EDUCATION WITH THE NORTHERLY PROPERTY LINE OF SAID LOT 61, S 73 DEG. 44 MIN. 13 SEC. W, 11.96 FEET TO THE TOP OF CREEK BANK;

THENCE, GENERALLY FOLLOWING THE TOP OF CREEK BANK THE FOLLOWING FOUR CALLS:

N 21 DEG. 25 MIN. 00 SEC. W, 8.12 FEET TO A POINT;

N 00 DEG. 25 MIN. 54 SEC. W, 170.08 FEET TO A POINT;

N 27 DEG. 25 MIN. 57 SEC. W, 93.36 FEET TO A POINT;

N 23 DEG. 43 MIN. 58 SEC. E, 72.21 FEET TO A POINT;

THENCE, LEAVING SAID TOP OF BANK, N 68 DEG. 44 MIN. 14 SEC. E, 52.65 FEET TO AN IRON PIN FOUND IN THE WESTERLY LINE OF THE MAURY COUNTY BOARD OF EDUCATION, AS OF RECORD IN DEED BOOK 665, PAGE 230, R.O.M.C.;

THENCE WITH THE WESTERLY LINE OF THE MAURY COUNTY BOARD OF EDUCATION, S 03 DEG. 14 MIN. 34 SEC. W, 342.90 FEET TO THE POINT OF BEGINNING.

BEING PART OF THE SAME PROPERTY CONVEYED TO VILLAGES AT SPRING HILL, L.P., BY SPECIAL WARRANTY DEED OF RECORD IN BOOK 1214, PAGE 975, IN THE REGISTER'S OFFICE, MAURY COUNTY, TENNESSEE.